SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 9, 2002

ORCHID BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US Route One Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 750–2200

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

On December 9, 2002 Orchid BioSciences, Inc. (“Orchid”) announced the resignation of Dale R. Pfost, Ph.D., as president and chief executive officer, effective immediately.

Orchid’s Board of Directors has established a search committee to find a permanent replacement for Dr. Pfost, who is leaving to pursue other professional opportunities. Dr. Pfost has served as president and chief executive officer of Orchid since November 1996 and served as its chairman from November 1996 to September 2002. In addition, Orchid announced that Donald R. Marvin has resigned his position as senior vice president and general manager of Orchid Diagnostics.

The information contained in the press release, which is attached hereto as Exhibit 99.1, is incorporated by reference as if set forth fully herein.

Item 7. Financial Statements and Exhibits

(c)   Exhibits.

99.1 Press Release dated December 9, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHID BIOSCIENCES, INC. (Registrant)

Date: December 9, 2002	/s/ ANDREW P. SAVADELIS
	Name:	Andrew P. Savadelis Chief Financial Officer, Senior Vice President, and Secretary
Title:

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated December 9, 2002.